Exhibit 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Eddie L. Dunklebarger and Anthony N. Leo, and each of them, his or her true and lawful attorney-in-fact, as agent with full power of substitution and re-substitution for him or her in his or her name, place and stead, in any and all capacity, to sign any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in- fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                                   Title                 Date
---------                                   -----                 ----

/s/ Ronald E. Boyer                         Director          July 1, 2005
--------------------------------
        (Ronald E. Boyer)

/s/ Sandra J. Bricker                       Director          July 1, 2005
--------------------------------
        (Sandra J. Bricker)


                                            Director          July 1, 2005
--------------------------------
        (Peter DeSoto)


                                            Director          July 1, 2005
--------------------------------
        (Aaron S. Kurtz)


                                            Director          July 1, 2005
--------------------------------
        (Earl L. Mummert)


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/s/ Scott J. Newkam                         Director          July 1, 2005
--------------------------------
        (Scott J. Newkam)


/s/ Melvin Pankuch                          Director          July 1, 2005
--------------------------------
        (Melvin Pankuch)

/s/ Robert W. Rissinger                     Director          July 1, 2005
--------------------------------
        (Robert W. Rissinger)


/s/ Allen Shaffer                           Director          July 1, 2005
--------------------------------
        (Allen Shaffer)

/s/ John W. Taylor, Jr.                     Director          July 1, 2005
--------------------------------
        (John W. Taylor, Jr.)

/s/  James A. Ulsh                          Director          July 1, 2005
--------------------------------
        (James A. Ulsh)

/s/  Dale M. Weaver                         Director          July 1, 2005
--------------------------------
        (Dale M. Weaver)

                                            Director          July 1, 2005
--------------------------------
        (Glenn H. Weaver)

/s/  Robert K. Weaver                       Director          July 1, 2005
--------------------------------
       (Robert K. Weaver)


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